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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 3, 1998

                       Davel Communications Group, Inc.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)

Illinois                               0-22610            37-106477
--------                               -------            ---------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


1429 Massaro Boulevard, Tampa, Florida                    33619
---------------------------------------------------       --------
(Address of principal executive officers)                 (Zip Code)

      Registrant's telephone number, including area code:  (813) 623-3545

                                Not applicable
                              ------------------
         (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.
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Consummation of Agreement and Plan of Merger
--------------------------------------------

     On November 24, 1997, Davel Communications Group, Inc., an Illinois corporation (the "Company"), and the Company's wholly-owned subsidiary, Panther Acquisition Corp., a Georgia corporation ("Newco"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Communications Central Inc. ("CCI"). The merger (the "Merger") was consummated on February 3, 1998. Pursuant to the Merger Agreement, the Company acquired all of the issued and outstanding shares of the common stock, $.01 par value per share (the "Common Stock") of CCI (including the associated rights to purchase shares of Common Stock,
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the "Shares") at a price of $10.50 per share in cash, or approximately $70 million in the aggregate, and assumed CCI's outstanding debt of $36.4 million.

     The amount of consideration was determined on the basis of arm's length negotiations, which took into account the relative earning capacity and financial condition of both companies based upon historical and anticipated operations, and anticipated synergies resulting from the combination of the Company's operations with CCI's existing operations.

     In the Merger, Newco merged with and into CCI in accordance with the Georgia Business Corporation Code, whereupon the separate existence of Newco ceased, and CCI became a wholly-owned subsidiary of the Company. In connection with and as a condition to the Merger Agreement the Company entered into employment contracts with certain members of CCI's management team. Prior to the acquisition, there were no material relationships between CCI or such persons and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

Credit Agreement
----------------

     In order to finance the acquisition of CCI, the Company and certain of its subsidiaries entered into a credit agreement dated as of February 3, 1998, with NationsBank, N.A., as Administrative Agent, Suntrust Bank, Tampa Bay, as Documentation Agent, LaSalle National Bank, as Co-Agent, and other lenders ("Lenders"), pursuant to which the Lenders made available to the Company an initial revolving loan commitment of $15,000,000, and a term loan commitment of $110,000,000.


Item 5.   Other Events.
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FCC Order
---------

     On January 29, 1998, the Federal Communications Commission ("FCC") released its Second Report and Order and Order on Reconsideration entitled In the Matter of Billed Party Preference for InterLATA 0+ Calls, Docket No. 92-77 ("Order"). The Order requires all carriers providing operator services to give consumers using payphones or other aggregator locations the option of receiving a rate quote before a call is connected when making a 0+ interstate call. The new rules become effective July 1, 1998.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
------    ------------------------------------------------------------------

     (a)  Financial Statements.

     None

                                       2
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     (b)  Pro Forma Financial Information.

     The required pro forma financial information has not been filed with this Current Report on Form 8-K, but will be filed under cover of Form 8-K/A as soon as it becomes available, but in no event later than 60 days after the date hereof.

     (c)  Exhibits.

     EXHIBIT NO.  DESCRIPTION
     -----------  -----------

     10.1 Credit Agreement, dated as of February 3, 1998, by and among Davel Communications Group, Inc., NationsBank, N.A., as Administrative Agent, Suntrust Bank, Tampa Bay, as Documentation Agent, LaSalle National Bank, as Co-Agent, and the other Lenders party thereto.

     10.2 Form of Revolving Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of NationsBank, N.A., in the principal amount of $6,300,000.

     10.3 Form of Revolving Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of SunTrust Bank, Tampa Bay, in the principal amount of $6,300,000.

     10.4 Form of Revolving Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of LaSalle National Bank, in the principal amount of $2,400,000.

     10.5 Form of Term Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of NationsBank, N.A., in the principal amount of $46,200,000.

     10.6 Form of Term Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of SunTrust Bank, Tampa Bay, in the principal amount of $46,200,000.

     10.7 Form of Term Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of LaSalle National Bank, in the principal amount of $17,600,000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DAVEL COMMUNICATIONS GROUP, INC.



Date:  February 18, 1998              /s/ Michael E. Hayes
                                      -------------------------------
                                      Michael E. Hayes
                                      Senior Vice President and Chief
                                      Financial Officer

                                       3


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                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION OF EXHIBIT
-----------  ----------------------

   10.1 Credit Agreement, dated as of February 3, 1998, by and among Davel Communications Group, Inc., NationsBank, N.A., as Administrative Agent, Suntrust Bank, Tampa Bay, as Documentation Agent, LaSalle National Bank, as Co-Agent, and the other Lenders party thereto.

   10.2 Revolving Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of NationsBank, N.A., in the principal amount of $6,300,000.

   10.3 Revolving Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of SunTrust Bank, Tampa Bay, in the principal amount of $6,300,000.

   10.4 Revolving Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of LaSalle National Bank, in the principal amount of $2,400,000.

   10.5 Term Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of NationsBank, N.A., in the principal amount of $46,200,000.

   10.6 Term Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of SunTrust Bank, Tampa Bay, in the principal amount of $46,200,000.

   10.7 Term Note, dated February 3, 1998, made by Davel Communications Group, Inc. in favor of LaSalle National Bank, in the principal amount of $17,600,000.